UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 3, 2015

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2361 McGaw Avenue

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 769-3200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        Entry into a Material Definitive Agreement

Forbearance Agreements and Revolving Loan Agreement

As previously disclosed, Pro-Dex Sunfish Lake, LLC (“PDSL”), a wholly owned subsidiary of Pro-Dex, Inc. (the “Company”), entered into a Loan and Purchase and Sale Agreement (“Bank Purchase Agreement”), dated as of November 21, 2014, with a regional Minnesota-based bank (the “Bank”), Heron Enterprises, LLC (“Heron”), and Scott Robertson (“Robertson”). Robertson owns one hundred percent of the outstanding capital stock of Riverside Manufacturing, Inc. (“Riverside”). Pursuant to the Bank Purchase Agreement, PDSL purchased from the Bank, among other things, a promissory note (the “Riverside Note”) made by Riverside in favor of the Bank and related loan and security agreements. Concurrent with closing the transactions contemplated by the Bank Purchase Agreement, PDSL also entered into a Debt Purchase Agreement (the “Heron Purchase Agreement”) with Heron and Robertson. Pursuant to the Heron Purchase Agreement, among other things, PDSL purchased from Heron two unsecured promissory notes (collectively, the “Purchased Heron Notes”) made by Riverside in favor of Heron. The Riverside Note and the Purchased Heron Notes were all in default at the time of PDSL’s purchase.

On March 3, 2015, but effective as of February 3, 2015, PDSL entered into the following agreements with Riverside: (i) Heron Forbearance Agreement “Heron Forbearance Agreement”), (ii) Riverside Forbearance Agreement (“Riverside Forbearance Agreement”), and (iii) Revolving Loan Agreement (“Revolving Loan Agreement”).

Under the terms of the Heron Forbearance Agreement, PDSL agrees to forbear from enforcing its rights under the Purchased Heron Notes until July 31, 2015. In exchange for such forbearance, Riverside agrees to increase the amount of principal outstanding under the Purchased Heron Notes by $25,666.35.

Under the terms of the Riverside Forbearance Agreement, PDSL agrees to forbear from enforcing its rights under the Riverside Note and related loan and security agreements until July 31, 2015. In exchange for such forbearance, Riverside agrees to increase the amount of principal outstanding under the Riverside Note by $20,637.08.

Under the terms of the Revolving Loan Agreement, PDSL agrees to advance Riverside from time-to-time up to an aggregate amount of $200,000 at any time prior to July 31, 2015. PDSL made advances to Riverside in the amount of $49,188 under the Revolving Loan Agreement through February 3, 2015. The advances are to be used by Riverside for working capital purposes and to settle various unsecured obligations.

Each of the Heron Forbearance Agreement, Riverside Forbearance Agreement and Revolving Loan Agreement also contain certain representations, warranties, indemnifications and covenants of the parties customary for transactions of this type.

Copies of the Heron Forbearance Agreement, Riverside Forbearance Agreement and Revolving Loan Agreement are attached as exhibits to this Current Report. The above descriptions are qualified by reference to the complete text of those documents and agreements.

Robertson Employment Agreement

As previously disclosed, in connection with the Bank Purchase Agreement and the Heron Purchase Agreement, Pro-Dex Riverside, LLC (“PDR”), a wholly owned subsidiary of the Company, entered into an Employment Agreement with Robertson (the “Robertson Employment Agreement”). Under the original terms of the Robertson Employment Agreement, among other things, if a third party acquires either substantially all of the Riverside assets or a controlling interest in PDR (a “Riverside Liquidity Event”), then Robertson would be paid an amount equal to 50% of any proceeds from the Riverside Liquidity Event in excess of the greater of (i) $1.44 million or (ii) a 20% annualized return to the Company on $1.2 million calculated from November 21, 2014, provided that the aggregate amount payable to Robertson from a Riverside Liquidity Event shall in no event exceed $170,000 (such amount, the “Liquidation Proceeds”).

On March 3, 2015, but effective as of February 4, 2015, PDR entered into a First Amendment to Employment Agreement (“First Amendment”) with Robertson. Under the terms of the First Amendment, the amount of

Liquidation Proceeds payable to Robertson in the event of a Riverside Liquidity Event was revised to take into account advances made under the Revolving Loan Agreement. Pursuant to the First Amendment, in the event of a Riverside Liquidity Event, Robertson shall be paid an amount equal to 50% of any proceeds from the Riverside Liquidity Event in excess of the greater of (i) the sum of (x) $1.44 million, plus (y) 1.2 multiplied by the amount of any advances made under the Revolving Loan Agreement (inclusive of accrued interest), or (ii) a 20% annualized return to the Company on both (x) $1.2 million calculated from November 21, 2014 and (y) the amount of any advances made under the Revolving Loan Agreement (inclusive of accrued interest), provided that the aggregate amount payable to Robertson from a Riverside Liquidity Event shall in no event exceed $170,000.

The First Amendment also contains certain other provisions of the parties customary for an agreement of this type.

A copy of this First Amendment is attached as an exhibit to this Current Report. The above description is qualified by reference to the complete text of the First Amendment.

ITEM 2.03        Creation of a Direct Financial Obligation (DFO) or an Obligation under an Off-Balance Sheet Arrangement

PDSL’s obligations under the Revolving Loan Agreement are incorporated by reference into this Item 2.03.

Forward-Looking Statements

Statements in this Current Report concerning the plans or strategies of the Company, PDSL or PDR, other than historical facts, constitute forward-looking statements within the meaning of federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this report and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, which was filed with the SEC on September 18, 2014, under the heading “Item 1A—Risk Factors,” and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Item 9.01        Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number	Description
10.1	Heron Forbearance Agreement, effective February 3, 2015, by and between Riverside Manufacturing, Inc. and Pro-Dex Sunfish Lake, LLC.
10.2	Riverside Forbearance Agreement, effective February 3, 2015, by and between Riverside Manufacturing, Inc. and Pro-Dex Sunfish Lake, LLC.
10.3	Revolving Loan Agreement, effective February 3, 2015, by and between Riverside Manufacturing, Inc. and Pro-Dex Sunfish Lake, LLC.
10.4	First Amendment to Employment Agreement, effective February 4, 2015, by and between Pro-Dex Riverside, LLC and Scott C. Robertson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2015

Pro-Dex, Inc.

By:	/s/ Alisha K. Charlton
Alisha K. Charlton
Chief Financial Officer